UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2018

MY SIZE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37370	51-0394637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Arava St., pob 1026, Airport City, Israel, 7010000

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code  +972-3-600-9030

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 4, 2018, My Size, Inc. (the “Company”) held its 2018 annual meeting of stockholders (the “Annual Meeting”). The Annual Meeting was adjourned until June 7, 2018 to allow additional time to solicit proxies and obtain a quorum for the Annual Meeting. On June 7, 2018, the Annual Meeting was further adjourned until July 3, 2018 to allow additional time to solicit proxies and obtain a quorum for the Annual Meeting.

On July 3, 2018, the Company reconvened its adjourned Annual Meeting for the purpose of holding a stockholder vote on Proposals 1, 2, 3 and 4. A total of 10,094,855 shares of common stock constituting a quorum, were represented in person or by valid proxies at the Annual Meeting.

Proposal 1. At the Annual Meeting, the terms of all five members of the Board of Directors expired. All of the five nominees for director were elected to serve until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death. The result of the votes to elect the five directors was as follows:

Directors	For	Withheld
Ronen Luzon	9,832,401	21,124
Eli Walles	9,824,264	29,261
Arik Kaufman	9,821,696	31,829
Oren Elmaliah	9,818,715	34,810
Oron Branitzky	9,826,652	26,873

Proposal 2. At the Annual Meeting,  the stockholders approved an amendment to the My Size, Inc. 2017 Equity Incentive Plan (“2017 Plan”) to increase the reservation of common stock for issuance thereunder to 3,000,000 shares from 2,000,000 shares. The result of the votes to approve the amendment to the 2017 Plan was as follows:

For	Against	Abstain
9,141,903	686,914	24,707

Proposal 3. At the Annual Meeting,  the stockholders approved an amendment to the My Size, Inc. 2017 Consultant Equity Incentive Plan (“2017 Consultant Plan”) to increase the reservation of common stock for issuance thereunder to 7,000,000 shares from 4,500,000 shares. The result of the votes to approve the amendment to the 2017 Consultant Plan was as follows:

For	Against	Abstain
9,055,889	770,804	26,831

Proposal 4. At the Annual Meeting,  the stockholders approved the ratification of the appointment of Somekh Chaikin  as the Company’s independent public accountant for the fiscal year ending December 31, 2018. The result of the votes to approve Somekh Chaikin  was as follows:

For	Against	Abstain
9,970,383	88,025	36,447

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MY SIZE, INC.

Date: July 3, 2018	By:	/s/ Ronen Luzon
	Name:	Ronen Luzon
	Title:	Chief Executive Officer